FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending April 19, 2004

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   13-April-04

Housing Loan Collection Period      10-Jan-04 to 09-Apr-04
                                  (inclusive)  (inclusive)

Days in Collection Period             91

Coupon Period          20-Jan-04      to         19-Apr-04
                       (inclusive)             (exclusive)

Days in Coupon Period  		      90

3 month BBSW
at beginning of coupon period         	   5.54170%
3 Month USD-LIBOR      			   1.12000%
Foreign Exchange Rate  0.62354525564

Available Income       			5,361,459.39
Total Available Funds  			5,361,459.39
Accrued Interest Adjustment           	0.00
Redraws Made This Period                11,276,585.87
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			251,100.01
Total Payments         			4,699,541.36
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	39,140,609.88
Principal Collections  			27,864,024.01
Excess Available Income               	661,918.03
Excess Collections Distribution       	661,918.03
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	291,351,689.59
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.3035%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    1,198.9251          41.0642
Class B   0.00    2,838.4986         118.0371

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       260,592,210.61         94.72309%         1.00000
Class B        16,188,533.00          5.27691%
RFS                     0.00              	       0.00000
              276,780,743.61        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       162,491,036.58         0.1183733
Class B        10,094,282.95         0.3125165
RFS                     0.00
              172,585,319.53

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th April 2004
                Number     Current    Instalment   % by     % by
               of Loans    Balance     Amount $   Number   Balance

Current          3,896  274,188,294  2,905,237   99.19%    99.06%
1 - 29 Days         18    1,472,435     12,390    0.46%     0.53%
30 - 59 Days         6      511,647      3,733    0.15%     0.18%
60 - 89 Days         3      240,737      1,885    0.08%     0.09%
90 - 119 Days        2      169,918      1,288    0.05%     0.06%
120 - 149 Days       1       96,193        891    0.03%     0.03%
150 - 179 Days       1       55,725        490    0.03%     0.02%
180+ Days            1       45,794        364    0.03%     0.02%
TOTAL            3,928  276,780,744 2,926,2788  100.00%   100.00%


$A
Scheduled principal     		$          4,171,541
Unscheduled principal   		$         23,692,483
Principal Collections   		$         27,864,024

Fixed Interest Rate Housing Loan        $         31,908,791
Variable Rate Housing Loans             $        244,871,952
                        		$        276,780,744






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: April 19, 2004
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer